UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2022

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-40833 (Commission File Number)	32-0506267 (I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share	ICR PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR

§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 8.01. Other Events.

For the year ended December 31, 2021, Inpoint Commercial Real Estate Income, Inc. (the “Company”) paid common stock cash distributions of approximately $12,972,035 and preferred stock cash distributions of approximately $1,653,750. For income tax purposes for the common stock distributions, 73.3% were treated as ordinary dividends and 26.7% were treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder’s basis in its shares and thereafter as capital gain).  For income tax purposes for the preferred stock distributions, all of the distributions were treated as ordinary dividends. The following table denotes the nature of the Company’s monthly cash distributions paid in 2021 for income tax purposes only. Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2021.  All amounts are stated in dollars per share.

Record Date(s)	Distribution Payment Date	Total Cash Distributions	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class P Common Stock:
December 31, 2020	January 20, 2021	$0.075000	$0.054955	$—	$0.020045
January 31, 2021	February 18, 2021	$0.079167	$0.058008	$—	$0.021159
February 28, 2021	March 17, 2021	$0.083333	$0.061061	$—	$0.022272
March 31, 2021	April 19, 2021	$0.087500	$0.064114	$—	$0.023386
April 30, 2021	May 18, 2021	$0.091667	$0.067167	$—	$0.024500
May 31, 2021	June 17, 2021	$0.095833	$0.070220	$—	$0.025613
June 30, 2021	July 19, 2021	$0.104167	$0.076326	$—	$0.027841
July 31, 2021	August 18, 2021	$0.104167	$0.076326	$—	$0.027841
August 31, 2021	September 17, 2021	$0.104167	$0.076326	$—	$0.027841
September 30, 2021	October 19, 2021	$0.104167	$0.076326	$—	$0.027841
October 31, 2021	November 17, 2021	$0.104167	$0.076326	$—	$0.027841
November 30, 2021	December 17, 2021	$0.104167	$0.076326	$—	$0.027841

Class A Common Stock:
December 31, 2020	January 20, 2021	$0.075000	$0.054955	$—	$0.020045
January 31, 2021	February 18, 2021	$0.079167	$0.058008	$—	$0.021159
February 28, 2021	March 17, 2021	$0.083333	$0.061061	$—	$0.022272
March 31, 2021	April 19, 2021	$0.087500	$0.064114	$—	$0.023386
April 30, 2021	May 18, 2021	$0.091667	$0.067167	$—	$0.024500
May 31, 2021	June 17, 2021	$0.095833	$0.070220	$—	$0.025613
June 30, 2021	July 19, 2021	$0.104167	$0.076326	$—	$0.027841
July 31, 2021	August 18, 2021	$0.104167	$0.076326	$—	$0.027841
August 31, 2021	September 17, 2021	$0.104167	$0.076326	$—	$0.027841
September 30, 2021	October 19, 2021	$0.104167	$0.076326	$—	$0.027841
October 31, 2021	November 17, 2021	$0.104167	$0.076326	$—	$0.027841
November 30, 2021	December 17, 2021	$0.104167	$0.076326	$—	$0.027841

Class D Common Stock:
December 31, 2020	January 20, 2021	$0.070449	$0.051620	$—	$0.018829
January 31, 2021	February 18, 2021	$0.074884	$0.054870	$—	$0.020014
February 28, 2021	March 17, 2021	$0.079049	$0.057922	$—	$0.021127
March 31, 2021	April 19, 2021	$0.083216	$0.060975	$—	$0.022241
April 30, 2021	May 18, 2021	$0.087519	$0.064128	$—	$0.023391
May 31, 2021	June 17, 2021	$0.091546	$0.067078	$—	$0.024468
June 30, 2021	July 19, 2021	$0.100007	$0.073278	$—	$0.026729
July 31, 2021	August 18, 2021	$0.099870	$0.073178	$—	$0.026692
August 31, 2021	September 17, 2021	$0.099852	$0.073164	$—	$0.026688
September 30, 2021	October 19, 2021	$0.099994	$0.073268	$—	$0.026726
October 31, 2021	November 17, 2021	$0.099867	$0.073175	$—	$0.026692
November 30, 2021	December 17, 2021	$0.100020	$0.073287	$—	$0.026733

Class I Common Stock:
December 31, 2020	January 20, 2021	$0.075000	$0.054955	$—	$0.020045
January 31, 2021	February 18, 2021	$0.079167	$0.058008	$—	$0.021159
February 28, 2021	March 17, 2021	$0.083333	$0.061061	$—	$0.022272
March 31, 2021	April 19, 2021	$0.087500	$0.064114	$—	$0.023386
April 30, 2021	May 18, 2021	$0.091667	$0.067167	$—	$0.024500
May 31, 2021	June 17, 2021	$0.095833	$0.070220	$—	$0.025613
June 30, 2021	July 19, 2021	$0.104167	$0.076326	$—	$0.027841
July 31, 2021	August 18, 2021	$0.104167	$0.076326	$—	$0.027841
August 31, 2021	September 17, 2021	$0.104167	$0.076326	$—	$0.027841
September 30, 2021	October 19, 2021	$0.104167	$0.076326	$—	$0.027841
October 31, 2021	November 17, 2021	$0.104167	$0.076326	$—	$0.027841
November 30, 2021	December 17, 2021	$0.104167	$0.076326	$—	$0.027841

Class T Common Stock:
December 31, 2020	January 20, 2021	$0.059524	$0.043615	$—	$0.015909
January 31, 2021	February 18, 2021	$0.064603	$0.047337	$—	$0.017266
February 28, 2021	March 17, 2021	$0.068765	$0.050386	$—	$0.018379
March 31, 2021	April 19, 2021	$0.072932	$0.053439	$—	$0.019493
April 30, 2021	May 18, 2021	$0.077562	$0.056832	$—	$0.020730
May 31, 2021	June 17, 2021	$0.081255	$0.059538	$—	$0.021717
June 30, 2021	July 19, 2021	$0.090022	$0.065962	$—	$0.024060
July 31, 2021	August 18, 2021	$0.089557	$0.065621	$—	$0.023936
August 31, 2021	September 17, 2021	$0.089493	$0.065574	$—	$0.023919
September 30, 2021	October 19, 2021	$0.089977	$0.065929	$—	$0.024048
October 31, 2021	November 17, 2021	$0.089544	$0.065611	$—	$0.023933
November 30, 2021	December 17, 2021	$0.090064	$0.065992	$—	$0.024072

Series A Cumulative Redeemable Preferred Stock:
December 15, 2021	December 30, 2021	$0.459375	$0.459375	$—	$—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
Date:	January 21, 2022	By:	/s/ Catherine L. Lynch
Catherine L. Lynch
Chief Financial Officer